                        ConnectSoft Communications Corporation


                                1997 STOCK OPTION PLAN

                                   _______________

                            Effective as of August 1, 1997


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                                                                        Page 1

                       ConnectSoft Communications Corporation.
                                1997 Stock Option Plan

                                     INTRODUCTION

         ConnectSoft Communications Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), hereby establishes an incentive compensation plan to be known as the "ConnectSoft Communications Corporation, 1997 Stock Option Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Non-Qualified Stock Options and Incentive Stock Options.

         The Plan shall become effective on August 1, 1997. However, it shall be rendered null and void and have no effect, and all Plan Awards granted hereunder shall be canceled, if the Plan is not approved by a majority vote of the Corporation's stockholders within twelve (12) months of the date the Plan is adopted by the Corporation's Board of Directors.

         The purpose of the Plan is to promote the success and enhance the value of the Corporation by linking the personal interests of Participants to those of the Corporation's stockholders by providing Participants with an incentive for outstanding performance. The Plan is further intended to assist the Corporation in its ability to motivate, and retain the services of, Participants upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.


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                                     DEFINITIONS

         For purposes of this Plan, the following terms shall be defined as follows unless the context clearly indicates otherwise:

    (a) "Award Agreement" shall mean the written agreement, executed by an appropriate officer of the Corporation, pursuant to which a Plan Award is granted.

    (a) "Board of Directors" shall mean the Board of Directors of the Corporation.

    (a) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.

    (a) "Committee" shall mean the Board of Directors of the Corporation or any committee of two or more persons designated by the Board of Directors to serve as the Committee.

    (a) "Common Stock" shall mean the common stock, par value [$____] per share, of the Corporation.

    (f) "Consultant" shall mean an individual who is in a Consulting Relationship with the Corporation or any Parent of Subsidiary.

    (g) "Consulting Relationship" shall mean the relationship that exists between an individual and the Corporation (or any Parent or Subsidiary) if
(i) such individual or (ii) any entity of which such individual is an executive officer or owns a substantial equity interest has entered into a written consulting contract with the Corporation or any Parent or Subsidiary.

    (h) "Corporation" shall mean ConnectSoft Communications Corporation, a Delaware corporation.

    (i) "Disability" shall have the same meaning as the term "permanent and total disability" under Section 22(e)(3) of the Code.

    (j) "Employee" shall mean a common-law employee of the Company or of any Parent or Subsidiary.

    (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

    (l) "Executive" means an employee of the Corporation or of any Parent or Subsidiary whose compensation is subject to the deduction limitations set forth under Code Section 162(m).

    (m)  "Fair Market Value" of the Corporation's Common Stock on a Trading
Day

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                                                                         Page 3

shall mean the last reported sale price for Common Stock or, in case no such reported sale takes place on such Trading Day, the average of the closing bid and asked prices for the Common Stock for such Trading Day, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, but is traded in the over-the-counter market, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked quotations for the Common Stock, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system or, if the Common Stock is not listed on NASDAQ or a comparable system, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked prices, as furnished by two members of the National Association of Securities Dealers, Inc. who make a market in the Common Stock selected from time to time by the Corporation for that purpose. In addition, for purposes of this definition, a "Trading Day" shall mean, if the Common Stock is listed on any national securities exchange, a business day during which such exchange was open for trading and at least one trade of Common Stock was effected on such exchange on such business day, or, if the Common Stock is not listed on any national securities exchange but is traded in the over-the-counter market, a business day during which the over-the-counter market was open for trading and at least one "eligible dealer" quoted both a bid and asked price for the Common Stock. An "eligible dealer" for any day shall include any broker-dealer who quoted both a bid and asked price for such day, but shall not include any broker-dealer who quoted only a bid or only an asked price for such day. In the event the Corporation's Common Stock is not publicly traded, the Fair Market Value of such Common Stock shall be determined by the Committee in good faith.

         (n) "Good Cause" shall have the equivalent meaning set forth in the employment agreement between the Participant and the Corporation or Parent or Subsidiary or, in the absence of such agreement, such term shall mean a Participant's willful or gross misconduct or willful or gross negligence in the performance of his duties for the Corporation or for any Parent or Subsidiary after prior written notice of such misconduct or negligence and the continuance thereof for a period of 30 days after receipt by such Participant of such notice, (ii) a Participant's intentional or habitual neglect of his duties for the Corporation or for any Parent or Subsidiary after prior written notice of such neglect, (iii) a Participant's theft or misappropriation of funds of the Corporation or of any Parent or Subsidiary or commission of a felony or (iv) the direct or indirect breach by the Participant of the terms of a related consulting contract with the Corporation or any Parent or Subsidiary.

         (o) "Incentive Stock Option" shall mean a stock option satisfying the requirements for tax-favored treatment under Section 422 of the Code.

         (p) "Non-Qualified Option" shall mean a stock option which does not satisfy the requirements for, or which is not intended to be eligible for, tax-favored treatment under Section 422 of the Code.

         (q) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option granted pursuant to the provisions of Section VI hereof.

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         (r)  "Optionee"  shall mean a Participant who is granted an Option under the terms of this Plan.

         (s) "Outside Directors" shall mean members of the Board of Directors of the Corporation who are classified as "outside directors" under
Section 162(m) of the Code.

         (t) "Parent" shall mean a parent corporation of the Corporation within the meaning of Section 424(e) of the Code.

         (u) "Participant" shall mean any Employee [or other person] participating under the Plan.

         (v) "Plan Award" shall mean an Option granted pursuant to the terms of this Plan.

         (w) "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

         (x) "Subsidiary" shall mean a subsidiary corporation of the Corporation within the meaning of Section 424(f) of the Code.

         (y) "Termination of Consulting Relationship" shall mean the cessation, abridgment or termination of a Consultant's Consulting Relationship with the Corporation or any Parent or Subsidiary as a result of
(i) the Consultant's death or Disability (ii) the cancellation, annulment, expiration, termination or breach of the written consulting contract between the Corporation (or any Parent or Subsidiary) and the Consultant (or any other entity) giving rise to the Consulting Relationship or (iii) if the written consulting contract is not directly between the Corporation (or any Parent or Subsidiary) and the Consultant, the Consultant's termination of service with, or sale of all or substantially all of his equity interest in, the entity which has entered into the written consulting contract with the Corporation, Parent or Subsidiary.

                                    ADMINISTRATION

         The Plan shall be administered by the Committee , which, if necessary to comply with Rule 16b-3 promulgated under the Exchange Act, shall be composed solely of at least two Non-Employee Directors, as defined in such Rule, to the extent such Rule is applicable to this Plan, and who also qualify as "Outside Directors" (but only with respect to the period during which Plan Awards granted hereunder are subject to the deduction limitations of Section 162(m) of the Code). Subject to the provisions of the Plan, the Committee may establish from time to time such regulations, provisions, proceedings and conditions of awards which, in its sole opinion, may be advisable in the administration of the Plan. A majority of the Committee shall constitute a quorum, and, subject to the provisions of Section V of the Plan, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a

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majority of the Committee, shall be the acts of the Committee as a whole.

                                   SHARES AVAILABLE

         Subject to the adjustments provided in Section VII of the Plan, the aggregate number of shares of the Common Stock which may be granted for all purposes under the Plan shall be [NUMBER OF SHARES] shares. Shares of Common Stock underlying awards of securities (derivative or not) shall be counted against the limitation set forth in the immediately preceding sentence and may be reused to the extent that the related Plan Award to any individual is settled in cash, expires, is terminated unexercised, or is forfeited. Common Stock granted to satisfy Plan Awards under the Plan may be authorized and unissued shares of the Common Stock, issued shares of such Common Stock held in the Corporation's treasury or shares of Common Stock acquired on the open market.

                                     ELIGIBILITY

         Officers and key employees of the Corporation, or of any Parent or Subsidiary, who are regularly employed on a salaried basis as common law employees, and Consultants, and directors of the Corporation or of any Parent or Subsidiary who are not Employees, shall be eligible to participate in the Plan. Where appropriate under this Plan, directors who are not Employees shall be referred to as "employees" and their service as directors as "employment".

                                AUTHORITY OF COMMITTEE

         The Plan shall be administered by, or under the direction of, the Committee, which shall administer the Plan so as to comply at all times with
Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, to the extent such compliance is required, and shall otherwise have plenary authority to interpret the Plan and to make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business. Subject to the provisions of Section XI hereof, all interpretations and determinations of the Committee may be made on an individual or group basis and shall be final, conclusive and binding on all interested parties.
Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the persons to whom Plan Awards shall be granted, the times when such Plan Awards shall be granted, the number of Plan Awards, the exercise price of each Plan Award, the period(s) during which a Plan Award shall be exercisable (whether in whole or in part), the restrictions to be applicable to Plan Awards and the other terms and provisions thereof (which need not be identical). In addition, the authority of the Committee shall include, without limitation, the following:

    Financing. The arrangement of temporary financing for an Optionee by registered broker-dealers, under the rules and regulations of the Federal Reserve Board, for the purpose of assisting an Optionee in the exercise of an Option, such authority to include the

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payment by the Corporation of the commissions of the broker-dealer;

    Procedures for Exercise of Option. The establishment of procedures for an Optionee (i) to exercise an Option by payment of cash, (ii) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option that number of shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the Option exercise price of the total number of shares of Common Stock to be acquired, and (iii) to exercise all or a portion of an Option by delivering that number of shares of Common Stock already owned by him, for a period of at least six months, having a Fair Market Value which shall equal the Option exercise price for the portion exercised and, in cases where an Option is not exercised in its entirety, and subject to the requirements of the Code, to permit the Optionee to deliver the shares of Common Stock thus acquired by him in payment of shares of Common Stock to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that an Optionee can in sequence utilize such newly acquired shares of Common Stock in payment (but only if held for a period of six months) of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares.

    Withholding. The establishment of a procedure whereby a number of shares of Common Stock [or other securities] may be withheld from the total number of shares of Common Stock to be issued upon exercise of an Option or for the tender of shares of Common Stock owned by any Participant to meet any obligation of withholding for taxes incurred by the Participant upon such exercise.

                                    STOCK OPTIONS

    The Committee shall have the authority, in its discretion, to grant Incentive Stock Options or to grant Non-Qualified Stock Options or to grant both types of Options. Notwithstanding anything contained herein to the contrary, an Incentive Stock Option may be granted only to common law employees of the Corporation or of any Parent or Subsidiary now existing or hereafter formed or acquired, and not to any director or officer who is not also such a common law employee. In order for an Option grant to satisfy the "performance-based compensation" exemption to the deduction limitation under Code Section 162(m), the maximum number of shares of Common Stock subject to Options which may be granted to any single Executive during any one calendar year, beginning with the year grants under this Plan first become subject to such deduction limitations, is [___________]. The terms and conditions of the Options shall be determined from time to time by the Committee; provided, however, that the Options granted under the Plan shall be subject to the following:

    Exercise Price. The Committee shall establish the exercise price at the time any Option is granted at such amount as the Committee shall determine; provided, however, that

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the exercise price for each share of Common Stock purchasable under any Option which is intended to satisfy the performance-based compensation exemption to the deduction limitation under Section 162(m) of the Code or any Incentive Stock Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred percent (100%) of the Fair Market Value per share of Common Stock at the date the Option is granted; and provided, further, that in the case of an Incentive Stock Option granted to a person who, at the time such Incentive Stock Option is granted, owns shares of stock of the Corporation or of any Parent or Subsidiary which possess more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Corporation or of any Parent or Subsidiary, the exercise price for each share of Common Stock shall be such amount as the Committee, in its best judgment, shall determine to be not less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock at the date the Option is granted. The exercise price will be subject to adjustment in accordance with the provisions of Section VII of the Plan.

      Payment of Exercise Price. The price per share of Common Stock with respect to each Option shall be payable at the time the Option is exercised. Such price shall be payable in cash or pursuant to any of the methods set forth in Sections V(a) or (b) hereof, as determined by the Participant. Shares of Common Stock delivered to the Corporation in payment of the exercise price shall be valued at the Fair Market Value of the Common Stock on the date preceding the date of the exercise of the Option and must have been held at least six months by Optionee prior to such exercise.

      Exercisability of Options. Except as provided in Section VI(e) hereof, each Option shall be exercisable in whole or in installments, and at such time(s), and subject to the fulfillment of any conditions on, and to any limitations on, exercisability as may be determined by the Committee at the time of the grant of such Options. The right to purchase shares of Common Stock shall be cumulative so that when the right to purchase any shares of Common Stock has accrued such shares of Common Stock or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

      Expiration of Options. No Incentive Stock Option by its terms shall be exercisable after the expiration of ten (10) years from the date of grant of the Option; provided, however, in the case of an Incentive Stock Option granted to a person who, at the time such Option is granted, owns shares of stock of the Corporation or of any Parent or Subsidiary possessing more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Corporation or of any Parent or Subsidiary, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

      Exercise Upon Optionee's Termination of Employment or Termination of Consulting Relationship. If the employment of an Optionee by the Corporation or by any Parent or Subsidiary is terminated for any reason other than death, any Incentive Stock Option granted to such Optionee may not be exercised later than three (3) months (one (1) year in the case of termination due to Disability) after the date of such termination of employment. For purposes of determining whether any Optionee has incurred a termination of employment (or a Termination of Consulting Relationship), an Optionee who is both an employee (or a Consultant) and a director

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                                                                         Page 8

of the Corporation and/or any Parent or Subsidiary shall (with respect to any Non-Qualified Option that may have been granted to him) be considered to have incurred a termination of employment (or a Termination of Consulting Relationship) only upon his termination of service both as an employee (or as a Consultant) and as a director. Furthermore, (i) if an Optionee's employment (or Consulting Relationship) is terminated by the Corporation or by any Parent or Subsidiary for Good Cause or (ii) if an Optionee voluntarily terminates his employment other than for Disability (or incurs a voluntary Termination of Consulting Relationship other than for Disability) with the Corporation or with any Parent or Subsidiary without the written consent of the Committee, regardless of whether such Optionee continues to serve as a director of the Corporation or of any Parent or Subsidiary, then the Optionee shall, at the time of such termination of employment (or Termination of Consulting Relationship), forfeit his rights to exercise any and all of the outstanding Option(s) theretofore granted to him.

      Maximum Amount of Incentive Stock Options. Each Plan Award under which Incentive Stock Options are granted shall provide that to the extent the aggregate of the (i) Fair Market Value of the shares of Common Stock (determined as of the time of the grant of the Option) subject to such Incentive Stock Option and (ii) the fair market values (determined as of the date(s) of grant of the option(s) of all other shares of Common Stock subject to incentive stock options granted to an Optionee by the Corporation or any Parent or Subsidiary, which are exercisable for the first time by any person during any calendar year, exceed(s) one hundred thousand dollars ($100,000), such excess shares of Common Stock shall not be deemed to be purchased pursuant to Incentive Stock Options. The terms of the immediately preceding sentence shall be applied by taking all options, whether or not granted under this Plan, into account in the order in which they are granted.

      Dividend Equivalents for Outstanding Options. The Committee may, in its sole discretion, provide that amounts equivalent to dividends shall be payable with respect to one or more shares of Common Stock subject to vested but unexercised Option(s) granted to a Participant. Such amounts shall be credited to a suspense account, and shall be payable to the Participant in cash or in Common Stock, as set forth under the terms of the Plan Award, at such time as the related Option(s) are exercised.

    (h) Reload Options. (i) Concurrently with the award of an Option (for these purposes, the "Primary Option") to a Participant, the Committee may authorize the award of an additional Option or Options (hereinafter referred to as "Reload Options") to such Participant providing for the purchase of shares of Common Stock in an amount equal to the sum of:

         (A) the number of shares of Common Stock, if any, used to exercise the Primary Option; and

         (B) to the extent authorized by the Committee, the number of shares of Common Stock used to satisfy any tax withholding requirement related to the exercise of the Primary Option.

Shares issued  per (A) and (B) above must be held for a period of at least six
(6)

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                                                                         Page 9

months.

For purposes of this subsection (h), upon its exercise a Reload Option shall be treated as a Primary Option.

         (ii) The grant of a Reload Option will become effective upon the exercise of the Primary Option. At the discretion of the Committee, a Reload Option may be an Incentive Stock Option.

         (iii) Each Award Agreement under which an Option is granted will provide whether or not the exercise of such Primary Option will result in the award of a related Reload Option, which will be evidenced under a separate Award Agreement. The terms of such Award Agreement shall include, among other items, provisions providing that (A) the exercise price per share of Common Stock available for purchase under the Reload Option shall be no less than 100% of the Fair Market Value of such Common Stock on the date the Reload Option is granted and (B) the term of the Reload Option shall not extend beyond the remaining term of the Primary Option.

         (iv) Notwithstanding the above, no Reload Option will be granted pursuant to the exercise of a Primary Option if such exercise occurs after the termination of the Optionee's employment with the Corporation and each Parent or Subsidiary.



    ADJUSTMENT OF SHARES; MERGER OR
    CONSOLIDATION, ETC. OF THE CORPORATION

           Recapitalization, Etc. In the event there is any change in the Common Stock of the Corporation by reason of any reorganization, recapitalization, stock split, stock dividend or otherwise, there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject, or which may become subject, to any Option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged, or to which each such share be entitled, as the case may be, and the per share price thereof also shall be appropriately adjusted. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be other than an incentive stock option for purposes of Section 422 of the Code.

      Merger, Consolidation or Change in Control of Corporation. Upon (i) the merger or consolidation of the Corporation with or into another corporation (pursuant to which the stockholders of the Corporation immediately prior to such merger or consolidation will not, as of the date of such merger or consolidation, own a beneficial interest in shares of voting securities of the corporation surviving such merger or consolidation having at least a majority of the combined voting power of such corporation's then outstanding securities), if the agreement of

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                                                                         Page 10

merger or consolidation does not provide for (1) the continuance of the Options granted hereunder or (2) the substitution of new options for Options granted hereunder, or for the assumption of such Options by the surviving corporation,
(ii) the dissolution, liquidation, or sale of all or substantially all the assets of the Corporation to a person unrelated to the Corporation or to a direct or indirect owner of a majority of the voting power of the Corporation's then outstanding voting securities (such sale of assets being referred to as an "Asset Sale") or (iii) the Change in Control of the Corporation, the holder of any such Option theretofore granted and still outstanding (and not otherwise expired) shall have the right immediately prior to the effective date of such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of the Corporation to exercise such Option(s) in whole or in part without regard to any installment provision that may have been made part of the terms and conditions of such Option(s); provided that any conditions precedent to the exercise of such Option(s), other than the passage of time, have occurred. The Corporation, to the extent practicable, shall give advance notice to affected Optionees of such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of the Corporation. All such Options and which are not so exercised shall be forfeited as of the effective time of such merger, consolidation, dissolution, liquidation or Asset Sale (but not in the case of a Change in Control of the Corporation).

      [Definition of Change in Control of the Corporation. As used herein, a "Change in Control of the Corporation" shall be deemed to have occurred if any person (including any individual, firm, partnership or other entity) together with all Affiliates and Associates (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act) of such person (but excluding (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any subsidiary of the Corporation, (ii) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation, (iii) the Corporation or any subsidiary of the Corporation or (iv) only as provided in the immediately following sentence, a Participant together with all Affiliates and Associates of the Participant) is or becomes the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Corporation representing 40% of more of the combined voting power of the Corporation's then outstanding securities. The provisions of clause(iv) of the immediately preceding sentence shall apply only with respect to the Option(s) held by the Participant who, together with his Affiliates or Associates, if any, is or becomes the direct or indirect Beneficial Owner of the percentage of securities set forth in such clause.]

    MISCELLANEOUS PROVISIONS

            Administrative Procedures. The Committee may establish any procedures determined by it to be appropriate in discharging its responsibilities under the Plan. Subject to the provisions of Section XI hereof, all actions and decisions of the Committee shall be final.

            Assignment or Transfer. No grant or award of any Plan Award (other than a Non-Qualified Option) or any rights or interests therein shall be assignable or transferable by a

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                                                                        Page 11

Participant except by will or the laws of descent and distribution or pursuant to a domestic relations order. During the lifetime of a Participant, Incentive Stock Options granted hereunder shall be exercisable only by the Participant.

            Investment Representation. With respect to shares of Common Stock received pursuant to the exercise of an Option, the Committee may require, as a condition of receiving such securities, that the Participant furnish to the Corporation such written representations and information as the Committee deems appropriate to permit the Corporation, in light of the existence or nonexistence of an effective registration statement under the Securities Act to deliver such securities in compliance with the provisions of the Securities Act.

            Withholding Taxes. In the case of the issuance or distribution of Common Stock or other securities hereunder upon the exercise of any Plan Award, the Corporation, as a condition of such issuance or distribution, may require the payment (through withholding from the Participant's salary, reduction of the number of shares of Common Stock or other securities to be issued, or otherwise) of any federal, state, local or foreign taxes required to be withheld. Each Participant may satisfy the withholding obligations by paying to the Corporation a cash amount equal to the amount required to be withheld or by tendering to the Corporation a number of shares of Common Stock having a value equivalent to such cash amount, or by use of any available procedure as described under Section V(c) hereof.

            Costs and Expenses. The costs and expenses of administering the Plan shall be borne by the Corporation and shall not be charged against any award nor to any employee receiving a Plan Award.

            Funding of Plan. The Plan shall be unfunded. The Corporation shall not be required to segregate any of its assets to assure the payment of any Plan Award under the Plan. Neither the Participants nor any other persons shall have any interest in any fund or in any specific asset or assets of the Corporation or any other entity by reason of any Plan Award, except to the extent expressly provided hereunder. The interests of each Participant and former Participant hereunder are unsecured and shall be subject to the general creditors of the Corporation.

            Other Incentive Plans. The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees.

            Plurals and Gender. Where appearing in the Plan, masculine gender shall include the feminine and neuter genders, and the singular shall include the plural, and vice versa, unless the context clearly indicates a different meaning.

             Headings. The headings and sub-headings in this Plan are inserted for the convenience of reference only and are to be ignored in any construction of the provisions hereof.

             Severability. In case any provision of this Plan shall be held illegal or void, such illegality or invalidity shall not affect the remaining provisions of this Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provisions had

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                                                                      Page 12

never been inserted herein.

             Liability and Indemnification. (i) Neither the Corporation nor any Parent or Subsidiary shall be responsible in any way for any action or omission of the Committee, or any other fiduciaries in the performance of their duties and obligations as set forth in this Plan. Furthermore, neither the Corporation nor any Parent or Subsidiary shall be responsible for any act or omission of any of their agents, or with respect to reliance upon advice of their counsel provided that the Corporation and/or the appropriate Parent or Subsidiary relied in good faith upon the action of such agent or the advice of such counsel.

             Except for their own gross negligence or willful misconduct regarding the performance of the duties specifically assigned to them under, or their willful breach of the terms of, this Plan, the Corporation, each Parent and Subsidiary and the Committee shall be held harmless by the Participants, former Participants, beneficiaries and their representatives against liability or losses occurring by reason of any act or omission. Neither the Corporation, any Parent or Subsidiary, the Committee, nor any agents, employees, officers, directors or shareholders of any of them, nor any other person shall have any liability or responsibility with respect to this Plan, except as expressly provided herein.

           Incapacity. If the Committee shall receive evidence satisfactory to it that a person entitled to receive payment of, or exercise, any Plan Award is, at the time when such benefit becomes payable or exercisable , a minor, or is physically or mentally incompetent to receive such Plan Award and to give a valid release thereof, and that another person or an institution is then maintaining or has custody of such person and that no guardian, committee or other representative of the estate of such person shall have been duly appointed, the Committee may make payment of such Plan Award otherwise payable to such person to (or permit such Plan Award to be exercised by) such other person or institution, including a custodian under a Uniform Gifts to Minors Act, or corresponding legislation (who shall be an adult, a guardian of the minor or a trust company), and the release by such other person or institution shall be a valid and complete discharge for the payment or exercise of such Plan Award.

           Cooperation of Parties. All parties to this Plan and any person claiming any interest hereunder agree to perform any and all acts and execute any and all documents and papers which are necessary or desirable for carrying out this Plan or any of its provisions.

           Governing Law. All questions pertaining to the validity, construction and administration of the Plan shall be determined in accordance with the laws of the State of [JURISDICTION].

           Nonguarantee of Employment or Consulting Relationship . Nothing contained in this Plan shall be construed as a contract of employment (or as a consulting contract) between the Corporation (or any Parent or Subsidiary), and any employee or Participant, as a right of any employee or Participant to be continued in the employment of (or in a Consulting Relationship with) the Corporation (or any Parent or Subsidiary), or as a limitation on the right of the Corporation or any Parent or Subsidiary to discharge any of its employees (or Consultants), at any time, with or without cause.

           Notices. Each notice relating to this Plan shall be in writing and delivered in person or by certified mail to the proper address. All notices to the Corporation or the Committee shall be addressed to it at [ADDRESS], Attn: [TITLE]. All notices to Participants, former Participants, beneficiaries or other persons acting for or on behalf of such persons shall be addressed to such person at the last address for such person maintained in the Committee's records.

           Written Agreements. Each Plan Award shall be evidenced by a signed written agreement (the "Award Agreements") between the Corporation and the Participant containing the terms and conditions of the award.

         AMENDMENT OR TERMINATION OF PLAN

         The Board of Directors of the Corporation shall have the right to amend, suspend or terminate the Plan at any time, provided that no amendment shall be made which shall increase the total number of shares of the Common Stock of the Corporation which may be issued and sold pursuant to Incentive Stock Options, reduce the minimum exercise price in the case of an Incentive Stock Option or modify the provisions of the Plan relating to eligibility with respect to Incentive Stock Options unless such amendment is made by or with the approval of the stockholders within 12 months of the effective date of such amendment, but only if such approval is required by any applicable provision of law. Furthermore, no amendment to this Plan may change (i) the maximum amount of Plan Awards that may be granted or paid on an annual basis or (ii) the exercise price of any options granted hereunder without the prior approval of the Corporation's stockholders in the manner required under Section 162(m) of the Code; provided, however, that such stockholder consent is required only during such period that the deduction limitations under Code Section 162(m) apply to Plan Awards granted under the Plan. The Board of Directors of the Corporation shall also be authorized to amend the Plan and the Options granted thereunder to maintain qualification as "incentive stock options" within the meaning of
Section 422 of the Code, if applicable. Except as otherwise provided herein, no amendment, suspension or termination of the Plan shall alter or impair any Plan Awards previously granted under the Plan without the consent of the holder thereof.

         TERM OF PLAN

         The Plan shall automatically terminate on the day immediately preceding the [___th - 10th FOR ISOs] anniversary of the date the Plan was adopted by the Board of Directors of the Corporation, unless sooner terminated by such Board of Directors. No Plan Awards may be granted under the Plan subsequent to the termination of the Plan.

         CLAIMS PROCEDURES

           Denial. If any Participant, former Participant or beneficiary is denied any vested benefit to which he is, or reasonably believes he is, entitled under this Plan, either in total or in an amount less than the full vested benefit to which he would normally be entitled, the Committee shall advise such person in writing the specific reasons for the denial. The Committee shall also furnish such person at the time with a written notice containing (i) a specific reference to pertinent Plan provisions, (ii) a description of any additional material or information necessary for such person to perfect his claim, if possible, and an explanation of why such material or information is needed and (iii) an explanation of the Plan's claim review procedure.

           Written Request for Review. Within 60 days of receipt of the information stated in subsection (a) above, such person shall, if he desires further review, file a written request for reconsideration with the Committee.

           Review of Document. So long as such person's request for review is pending (including the 60 day period in subsection (b) above), such person or his duly authorized representative may review pertinent Plan documents and may submit issues and comments in writing to the Committee.

           Committee's Final and Binding Decision. A final and binding decision shall be made by the Committee within 60 days of the filing by such person of this request for reconsideration; provided, however, that if the Committee, in its discretion, feels that a hearing with such person or his representative is necessary or desirable, this period shall be extended for an additional 60 days.

           Transmittal of Decision. The Committee's decision shall be conveyed to such person in writing and shall (i) include specific reasons for the decision, (ii) be written in a manner calculated to be understood by such person and (iii) set forth the specific references to the pertinent Plan provisions on which the decision is based.

           Limitation on Claims. Notwithstanding any provisions of this Plan to the contrary, no Participant (nor the estate or other beneficiary of a Participant) shall be entitled to assert a claim against the Corporation (or against any Parent or Subsidiary) more than three years after the date the Participant (or his estate or other beneficiary) initially is entitled to receive benefits hereunder.

                        INCENTIVE STOCK OPTION AGREEMENT

         AGREEMENT made as of this [       ] day of [                  ],
[199__] (the "Date of Grant") between ConnectSoft Communications Corporation, a Delaware corporation (hereinafter referred to as the "Company"), and
[           ], residing at [                              ] (hereinafter
referred to as the "Employee").


                             W I T N E S S E T H:

         WHEREAS, the Company desires, in connection with the employment of the Employee and in accordance with its 1997 Stock Option Plan (the "Plan"), to provide the Employee with an opportunity to acquire Common Stock, [$___] par value (hereinafter referred to as "Common Stock"), of the Company on favorable terms and thereby increase his proprietary interest in the continued progress and success of the business of the Company;

         NOW, THEREFORE, in consideration of the premises, the mutual covenants herein set forth and other good and valuable consideration, the Company and the Employee hereby agree as follows:

         1. Confirmation of Grant of Option. Pursuant to a determination by the [____________ Committee of the Board of Directors][Board of Directors]
 of the Company authorized to administer the Plan, the Company, subject to the terms of the Plan and this Agreement, hereby grants to the Employee as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services, the right to purchase (hereinafter referred to as the "Option") an aggregate of [NUMBER] shares of Common Stock, subject to adjustment as provided in the Plan (such shares, as adjusted, hereinafter being referred to as the "Shares"). The Option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Purchase Price. The purchase price of shares of Common Stock covered by the Option will be [$____] per share, being not less than [100%] [110%] of the Fair Market Value of one share of Common Stock on the Date of Grant, subject to adjustment as provided in the Plan.

         3. Exercise of Option. The Option shall be exercisable on the terms and conditions hereinafter set forth:

              (a) The Option shall become exercisable cumulatively as to the following amounts of the number of Shares originally subject thereto (after giving effect to any adjustment pursuant to the Plan), on the dates indicated:

                   (i)  as to [     ] Shares on or after [     ];

                   (ii) as to [     ] Shares on or after [     ];

                   (iii)     as to [     ] Shares on or after [     ];

                   (iv) as to [     ] Shares on or after [     ]; and

                   (v)  as to [     ] Shares on or after [     ].

              (b) The Option may be exercised pursuant to the provisions of this Section 3, by notice and payment (including, but not limited to, by a "cashless" exercise) to the Company as provided in Sections 9 and 14 hereof.

         4. Term of Option. The term of the Option shall be a period of [NUMBER - NO MORE THAN 10/5] years from the Date of Grant, subject to earlier termination or cancellation as provided in this Agreement. This Option, to the extent unexercised, shall expire on the day immediately prior to the [___th - NO LATER THAN 10th/5th] anniversary of the Date of Grant. The holder of the Option [shall] [shall not] have [any] rights to dividends [and]
[or any] other rights of a stockholder with respect to any shares of Common Stock subject to the Option until such shares shall have been issued to him (as evidenced by the appropriate entry on the books of a duly authorized transfer agent of the Company) provided that the date of issuance shall not be earlier than the date this Option is exercised and provision of the full purchase price of the shares of Common Stock (with respect to which this Option is exercised) is made to the Company.

         5. Non-transferability of Option. The Option shall not be assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way, and shall not be subject to execution, attachment or other process, except as may be provided in the Plan. Any assignment, transfer, pledge, hypothecation or other disposition of the Option attempted contrary to the provisions of the Plan, or any levy of execution, attachment or other process attempted upon the Option, will be null and void and without effect. Any attempt to make any such assignment, transfer, pledge, hypothecation or other disposition of the Option will cause the Option to terminate immediately upon the happening of any such event; provided, however, that any such termination of the Option under the foregoing provisions of this Section 5 will not prejudice any rights or remedies which the Company or any Parent or Subsidiary may have under this Agreement or otherwise.

         6. Exercise Upon Cessation of Employment. (a) If the Employee at any time ceases to be an employee of the Company and of any Parent or Subsidiary (i) by reason of his discharge for Good Cause or (ii) due to his voluntary termination of employment without the written consent of the Committee, the Option shall, at the time of such termination of employment, terminate and the Employee shall forfeit all rights hereunder.
 If, however, the Employee for any other reason (other than Disability or death) ceases to be such an Employee, the Option may, subject to the provisions of Section 5 hereof, be exercised by the Employee to the same extent the Employee would have been entitled under Section 3 hereof to exercise the Option immediately prior to such cessation of employment, at any time within [________days/months/years - NO LATER THAN 3 MONTHS] after such cessation of employment, at the end of which period the Option to the extent not then exercised, shall terminate and the Employee shall forfeit all rights hereunder, even if the Employee subsequently returns to the employ of the Company or any Parent or Subsidiary. In no event, however, may the Option be exercised after the expiration of the term provided in Section 4 hereof.

              (b) The Option shall not be affected by any change of duties or position of the Employee so long as he continues to be an a full-time employee of the Company or of any Parent or Subsidiary thereof. If the Employee is granted a temporary leave of absence, such leave of absence shall be deemed a continuation of his employment by the Company or of any Parent or Subsidiary thereof for the purposes of this Agreement, but only if and so long as the employing corporation consents thereto.

         7. Exercise Upon Death or Disability. (a) If the Employee dies while he is employed by the Company or by any Parent or Subsidiary, [and on or after the first date upon which he would have been entitled to exercise the Option under the provisions of Section 3 hereof], the Option may, subject to the provisions of Section 5 hereof, be exercised [with respect to all or any part of the shares of Common Stock as to which the deceased Employee had not exercised the Option at the time of his death (regardless of whether the Option was fully exercisable at such time)] [(to the same extent the Employee would have been entitled under Section 3 hereof to exercise the Option immediately prior to his death)], by the estate of the Employee (or by the person or persons who acquire the right to exercise the Option by written designation of the Employee) at any time within [________ days/months/years] after the death of the Employee, at the end of which period the Option, to the extent not then exercised, shall terminate and the estate or other beneficiaries shall forfeit all rights hereunder. In no event, however, may the Option be exercised after the expiration of the term provided in Section 4 hereof.

              (b) In the event that the employment of the Employee by the Company and any Parent or Subsidiary is terminated by reason of the Disability of the Employee [on or after the first date upon which he would have been entitled to exercise the Option under the provisions of Section 3 hereof], the Option may, subject to the provisions of Section 5 hereof, be exercised
[with respect to all or any part of the shares of Common Stock as to which he had not exercised the Option at the time of his Disability or Retirement (regardless of whether the Option was fully exercisable at such time)]
[(to the same extent the Employee would have been entitled under Section 3 hereof to exercise the Option immediately prior to his employment termination due to Disability)] by the Employee within the period ending [________ days /months/years - NO LATER THAN 1 YEAR] after the date of such termination of employment, at the end of which period the Option, to the extent not then exercised, shall terminate and the Employee shall forfeit all rights hereunder even if the Employee subsequently returns to the employ of the Company or any Parent or Subsidiary. In no event, however, may the Option be exercised after the expiration of the term provided in Section 4 hereof.

         8. Registration. The shares of Common Stock subject hereto and issuable upon the exercise hereof may not be registered under the Securities Act of 1933, as amended, and, if required upon the request of counsel to the Company, the Employee will give a representation as to his investment intent with respect to such shares prior to their issuance as set forth in Section 9 hereof. The Company may register or qualify the shares covered by the Option for sale pursuant to the Securities Act of 1933, as amended, at any time prior to or after the exercise in whole or in part of the Option.

         9. Method of Exercise of Option. (a) Subject to the terms and conditions of this Agreement, the Option shall be exercisable by notice in the manner set forth in Exhibit A hereto (the "Notice") and provision for payment to the Company in accordance with the procedure prescribed herein. Each such Notice shall:

                   (i) state the election to exercise the Option and the number of Shares with respect to which it is being exercised;

                   (ii) contain a representation and agreement as to investment intent, if required by counsel to the Company with respect to such Shares, in a form satisfactory to counsel to the Company;

                   (iii) be signed by the Employee or the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Employee, be accompanied by proof, satisfactory to counsel to the Company, of the right of such other person or persons to exercise the Option;

                   (iv) include payment of the full purchase price for the shares of Common Stock to be purchased pursuant to such exercise of the Option; and

                   (v) be received by the Company on or before the date of the expiration of this Option. In the event the date of expiration of this Option falls on a day which is not a regular business day at the Company's executive office in [CITY/STATE] then such written Notice must be received at such office on or before the last regular business day prior to such date of expiration.

              (b) Payment of the purchase price of any shares of Common Stock, in respect of which the Option shall be exercised, shall be made by the Employee or such person or persons at the place specified by the Company on the date the Notice is received by the Company (i) by delivering to the Company a certified or bank cashier's check payable to the order of the Company, (ii) by delivering to the Company properly endorsed certificates of shares of Common Stock having been owned for at least six (6) months (or certificates accompanied by an appropriate stock power) with signature guaranties by a bank or trust company, or (iii) by any combination of the above.

              (c) The Option shall be deemed to have been exercised with respect to any particular shares of Common Stock if, and only if, the preceding provisions of this Section 9 and the provisions of Section 10 hereof shall have been complied with, in which event the Option shall be deemed to have been exercised on the date the Notice was received by the Company. Anything in this Agreement to the contrary notwithstanding, any Notice given pursuant to the provisions of this Section 9 shall be void and of no effect if all of the preceding provisions of this Section 9 and the provisions of Section 10 shall not have been complied with.

              (d) The certificate or certificates for shares of Common Stock as to which the Option shall be exercised will be registered in the name of the Employee (or in the name of the Employee's estate or other beneficiary if the Option is exercised after the Employee's death), or if the Option is exercised by the Employee and if the Employee so requests in the notice exercising the Option, will be registered in the name of the Employee and another person jointly, with right of survivorship and will be delivered as soon as practical after the date the Notice is received by the Company (accompanied by full payment of the exercise price), but only upon compliance with all of the provisions of this Agreement.

              (e) If the Employee fails to accept delivery of and pay for all or any part of the number of Shares specified in such Notice, his right to exercise the Option with respect to such undelivered Shares may be terminated in the sole discretion of the Board of Directors of the Company. The Option may be exercised only with respect to full Shares.

              (f) The Company shall not be required to issue or deliver any certificate or certificates for shares of its Common Stock purchased upon the exercise of any part of this Option prior to the payment to the Company, upon its demand, of any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by a delay in making such payment) incurred by reason of the exercise of this Option or the transfer of shares thereupon.
 Such payment shall be made by the Employee in cash or, with the consent of the Company, by tendering to the Company shares of Common Stock equal in value but limited to the amount of the required withholding. In the alternative, the Company may, at its option, satisfy such withholding requirements by withholding from the shares of Common Stock to be delivered to the Employee pursuant to an exercise of this Option a number of shares of Common Stock equal in value but limited to the amount of the required withholding.

              [(g)      Upon the Employee's exercise of this Option in a
manner that would satisfy the requirements set forth under the Plan for the issuance of Reload Options, the Employee shall be awarded such Reload Options providing for (i) the number of shares of Common Stock available for purchase thereunder, (ii) the exercise price and (iii) the term of such Reload Options as set forth in the Plan. The other conditions related to the exercise of such Reload Options shall be the same as set forth hereunder with respect to this Option. Any Reload Option granted pursuant to this provision shall, to the extent permitted by law, be considered to be an Incentive Stock Option.]

         10. Approval of Counsel. The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Company's counsel of all legal matters in connection therewith, including, but not limited to, compliance with the requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, and the requirements of any stock exchange upon which the Common Stock may then be listed.

         11. Resale of Common Stock. (a) If so requested by the Company, upon any sale or transfer of the Common Stock purchased upon exercise of the Option [(subject to the provisions of Section 11(b), hereof)], the Employee shall deliver to the Company an opinion of counsel satisfactory to the Company to the effect that either (i) the Common Stock to be sold or transferred has been registered under the Securities Act of 1933, as amended, and that there is in effect a current prospectus meeting the requirements of
Section 10(a) of said Act which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Common Stock to be sold or transferred, or (ii) such Common Stock may then be sold without violating
Section 5 of said Act.

              [(b)      (i)  If the Employee, any other person who acquires
shares of Common Stock by way of the exercise of this Option (such shares of Common Stock, for purposes of this Section 11(b) being referred to as the "Shares"), or any other person who subsequently acquires any of such Shares desires to transfer any of such Shares, such person ("Offeror") shall first, in writing, offer to sell all of such Shares to the Company, at the lesser of
(A) the "Third Party Offer Price" (as defined in Section 11(b)(iv) hereof) or
(B) the "Formula Price" (as defined in Section 11(B)(v) hereof) and upon the terms and conditions hereinafter set forth, and the Company shall have a period of thirty (30) days after the receipt of such offer in which to accept or reject the same. If the Company elects to accept such offer, such acceptance must be to the full extent permitted by law, and it shall so signify its acceptance thereof within such thirty (30) day period by a duly signed notice to the Offeror. If the acceptance is for less than all of the Shares offered, such acceptance shall be contingent upon acceptance of the balance of the Shares pursuant to Section 11(b)(ii) hereof.

                   (ii) If the Company, for any reason, fails to accept in its entirety the offer made pursuant to Section 11(b)(i) above within the thirty (30) day period therein provided, the Offeror shall, immediately upon the expiration of such thirty (30) day period, offer to sell all of such Shares (or such lesser amount where the Company cannot legally accept the offer in full), at the price and upon the terms and conditions as set forth in Section 11(b)(i) hereof, ratably to the other shareholders of the Company (the "Shareholders"), and such other Shareholders shall have a further period of thirty (30) days within which to accept such offer, which acceptance must, in the aggregate, be for all and not part of the Shares so offered. If a Shareholder elects to accept the Shares offered, he shall so signify by duly signed written notice to the Offeror. Such Shareholder may indicate in his acceptance that he will purchase any Shares not accepted by the other Shareholder(s) to whom the offer was made. Notwithstanding anything contained in Section 11(b)(i) or in this Section 11(b)(ii), the Company and/or the offeree Shareholders may, either during the thirty (30) day period referred to in Section 11(b)(i) or the thirty (30) day period referred to in this Section 11(b)(ii) agree to purchase Shares from the Offeror in such proportions as the Company and/or the offeree Shareholders may agree, so long as all of the Shares offered for sale are purchased by them, and so long as they shall so signify within either such thirty (30) day period by a duly signed notice to the Offeror.

                   (iii)      In the event of the acceptance of
any offer by written notice, transmitted by registered or certified mail, return receipt requested, the closing shall be held within thirty (30) days after the giving of such acceptance, except that should such date fall on a weekend, legal or religious holiday, then the closing shall be held on the following business day at the Company's principal place of business or such other place as may be designated by the parties. On closing, the parties shall deliver all of the instruments and documents required to be delivered by this Agreement, against the payment required hereunder.

                   (iv) In the event that there is no election to purchase all of the Shares offered pursuant to Sections 11(b)(i) and 11(b)(ii), hereof, the Offeror shall thereafter have the right to dispose of his Shares free of any restrictions imposed by the terms hereof, provided, however, that the Company and the remaining (offeree) Shareholders shall at all times have the right of first refusal to purchase the Shares so offered on the same terms and conditions as are set forth in any bona fide offer made to the Offeror by a third party purchaser which bona fide offer the Offeror is willing to accept for the sale of his Shares ("Third Party Offer" with the purchase price set forth in such Third Party Offer being referred to as the "Third Party Offer Price") at a purchase price equal to the lesser of (A) the Third Party Offer Price or (B) the Formula Price. If the Offeror receives a Third Party Offer, it shall be reduced to writing and a copy thereof shall be provided to the Company and the offeree Shareholders, together with a written notice indicating (i) the Offeror's intent to sell his Shares in accordance with the terms thereof, and (ii) the right of first refusal of the Company and the offeree Shareholders with respect thereto. The Company and/or the offeree Shareholders shall be required to signify their election to purchase the Shares offered under this Section 11(b)(iv) within ten (10) days from the receipt of the aforesaid notice by a notice such as that required pursuant to provisions of Sections 11(b)(i) and 11(b)(ii), above. If no such notice of election is given, the Offeror shall have the right to sell his Shares pursuant to such Third Party Offer on terms no more favorable to the purchaser than contained therein, during a period of ninety (90) days following the expiration of such ten (10) day period. If such sale is not consummated within such ninety (90) day period the right of first refusal herein provided shall be reinstated.

                   (v) [DETERMINATION OF FORMULA PRICE].

              [(c)]     The Common Stock issued upon exercise of the Option
shall bear the following (or similar) legend if required by counsel for the
Company:

    THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS



    THEY HAVE FIRST BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS, IN THE OPINION OF COUNSEL FOR THE COMPANY, SUCH REGISTRATION IS NOT REQUIRED.

    [FURTHERMORE, THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL IN FAVOR OF THE COMPANY OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF COMPANY].

         12. Reservation of Shares. Unless the Common Stock is readily tradable on a generally recognized securities market, the Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirements of this Agreement.

         13. Limitation of Action. The Employee and the Company each acknowledges that every right of action accruing to him or it, as the case may be, and arising out of or in connection with this Agreement against the Company or a Parent or Subsidiary, on the one hand, or against the Employee, on the other hand, shall, irrespective of the place where an action may be brought, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises.

         14. Notices. Each notice relating to this Agreement shall be in writing and delivered in person or by certified mail to the proper address. All notices to the Company or the Committee shall be addressed to them at [ADDRESS], Attn: [OFFICER]. All notices to the Employee shall be addressed to the Employee or such other person or persons at the Employee's address above specified. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

         15. Benefits of Agreement. This Agreement shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon the Employee and all rights granted to the Company under this Agreement shall be binding upon the Employee's heirs, legal representatives and successors.

         16. Severability. In the event that any one or more provisions of this Agreement shall be deemed to be illegal or unenforceable, such illegality or unenforceability shall not affect the validity and enforceability of the remaining legal and enforceable provisions hereof, which shall be construed as if such illegal or unenforceable provision or provisions had not been inserted.

         17. Governing Law. This Agreement will be construed and governed in accordance with the laws of the State of [JURISDICTION].

         18. Disposition of Shares. By accepting this Agreement, the Employee agrees that in the event he shall dispose (whether by sale, exchange, gift or any like transfer) of any shares of Common Stock of the Company (to the extent such shares are deemed to have been purchased pursuant to an incentive stock option) acquired by him pursuant hereto within two years of the Date of Grant of this Option or within one year after the acquisition of such shares pursuant hereto, he will notify the [OFFICER] of the Company no later than 15 days from the date of such disposition of such date or dates and the number of shares disposed of by him and the consideration received, if any, and, upon notification from the Company, promptly forward to the [OFFICER] of the Company any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by any delay in making such payment) incurred by reason of such disposition.

         [19. Acknowledgement of Employee. The Employee represents and warrants that as of the Date of Grant of this Option, he does not own (within the meaning of Section 422(b)(6) of the Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or of any Parent or Subsidiary.]

         [20.] Employment. Nothing contained in this Agreement shall be construed as (a) a contract of employment between the Employee and the Company or any Parent or Subsidiary, (b) as a right of the Employee to be continued in the employ of the Company or of any Parent or Subsidiary, or (c) as a limitation of the right of the Company or of any Parent or Subsidiary to discharge the Employee at any time, with or without cause.

         [21.] Definitions. Unless otherwise defined herein, all capitalized terms shall have the same definitions as set forth under the Plan.

         [22.] Incorporation of Terms of Plan. This Agreement shall be interpreted under, and subject to, all of the terms and provisions of the Plan, which are incorporated herein by reference.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its name by its President or one of its Vice Presidents and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries and the Employee has hereunto set his hand all as of the date, month and year first above written.

                                  [                                  ]


By:________________________________
                                       Name:
                                       Title:


___________________________________
                                       [Name of Employee]


___________________________________
                                       Social Security Number

ATTEST:
_________________________

                                                                     EXHIBIT A

                             INCENTIVE OPTION EXERCISE FORM


                                                 [DATE]


[Company Name]
[Address]
[City, State and Zip Code]
Attention:  [OFFICER]

Dear Sirs:

         Pursuant to the provisions of the Incentive Stock Option Agreement
dated [        ], whereby you have granted to  me an Incentive Stock Option
to purchase [      ]  shares of Common Stock of [        ] (the "Company"), I
hereby notify you that I elect to exercise my option to purchase [           ]

of the shares of Common Stock covered by such Option at the price specified therein. In full payment of the price for the shares being purchased hereby,
I am delivering to you herewith (i) a certified or bank cashier's check payable to the order of the Company in the amount of $____________, or (ii) a
certificate or certificates for [       ] shares of Common Stock of the
Company, and which have a fair market value as of the date hereof of $___________, [and a certified or bank cashier's check, payable to the order of the Company, in the amount of $________________]. Any such stock certificate or certificates are endorsed, or accompanied by an appropriate stock power, to the order of the Company, with my signature guaranteed by a bank or trust company or by a member firm of the New York Stock Exchange.
[I hereby acknowledge that I am purchasing these shares for investment purposes only and not for resale.]

                                            Very truly yours,



                                            ______________________________
                                            [Address]
                                            (For notices, reports, dividend
                                             checks and other communications to
                                            stockholders.)

                                                              [DRAFT 8/11/97]



OPTION NO. 97-ISO-[  ]

______________________________________________________________________________


                        ConnectSoft  Communications Corporation



                                  1997 Stock Option Plan

                                  INCENTIVE STOCK OPTION

                                       Granted To




                             ____________________________
                                       Optionee




_________________________              _________________________
Number of Shares                       Price per Share


DATE GRANTED:____________              EXPIRATION DATE:_________


______________________________________________________________________________

                             AMERICAN UNITED GLOBAL, INC.
                           11130 N.E. 33rd Place, Suite 250
                             Bellevue, Washington  98004


               August 1, 1997



Connectsoft Communications Corporation
11130 N.E. 33rd Place, Suite 250
Bellevue, Washington  98004

               Re:  Premises at 11130 N.E. 33rd Place,
                    Bellevue, Washington ("Leased Premises")

Gentlemen:

     We are the tenant of the Leased Premises, leased by us from Rosen Bel-Kirk Associates ("Lessor"), in accordance with the covenants, agreements, terms, provisions and conditions of the lease ("Lease") for the Leased Premises.

     This letter confirms our sublease agreement with you concerning your sublease of a portion of the Leased Premises.

     We hereby sublet to you a portion of the Leased Premises, which right shall commence on the date hereof and shall terminate one day prior to the expiration of the Lease. You shall use and occupy the portion of the Leased Premises for your general corporate and business purposes. You shall not permit any other user or occupant without our consent. Your use of a portion of the Leased Premises pursuant to this sublease agreement shall conform in all respects to the Lease and you shall not do nor permit any use or activity which would constitute a breach of the Lease or permit Lessor to declare a default under the Lease.

     We shall have the right to permit other affiliates or subsidiaries to use and occupy portions of the Leased Premises or to enter into other subleases with respect thereto without your consent.

     Your use and occupancy of the Leased Premises pursuant to this sublease agreement shall be on an "as is" basis and we shall have no obligation to perform any alterations or install any improvements to any portion of the Leased Premises. You shall advise us of any repair or restoration which may be required from time to time in any portion of the Leased Premises so that we may notify Lessor and obtain performance of Lessor's obligations under the Lease.

     You shall pay to us as rent hereunder an amount equal to a proportionate share of our annual rental and all other payments made by us as additional rent or utility costs under the Lease equal to the proportion of the square footage of the Leased Premises that you use and occupy under this agreement to the total square footage of the Leased Premises. These rental amounts shall be paid by you to us from time to time as such costs are incurred by us and billed to you.

     You shall pay all insurance costs and costs arising from or related to compliance with laws or regulations applicable to your use and occupancy of a portion of the Leased Premises as provided for herein. Any insurance coverage provided by you shall conform to the Lease and shall cover any interests of Lessor and of the undersigned.

     Please countersign this letter to confirm your agreement.

                                   Very truly yours,

                                   CONNECTSOFT HOLDINGS, INC. GLOBAL, INC.


                                   By:
                                   Name:
                                   Title:

AGREED TO:

CONNECTSOFT COMMUNICATIONS CORPORATION


By:
Name:
Title:

                         NON-QUALIFIED STOCK OPTION AGREEMENT

         AGREEMENT made as of this [       ] day of [                  ],
[199__] (the "Date of Grant") between ConnectSoft Communications Corporation, a Delaware corporation (hereinafter referred to as the "Company"), and
[           ], residing at [                              ] (hereinafter
referred to as the "Employee").


                                 W I T N E S S E T H:

         WHEREAS, the Company desires, in connection with the employment of the Employee and in accordance with its 1997 Stock Option Plan (the "Plan"), to provide the Employee with an opportunity to acquire Common Stock, [$___] par value (hereinafter referred to as "Common Stock"), of the Company on favorable terms and thereby increase his proprietary interest in the continued progress and success of the business of the Company;

         NOW, THEREFORE, in consideration of the premises, the mutual covenants herein set forth and other good and valuable consideration, the Company and the Employee hereby agree as follows:

         1. Confirmation of Grant of Option. Pursuant to a determination by the [____________ Committee of the Board of Directors][Board of Directors] of the Company authorized to administer the Plan, the Company, subject to the terms of the Plan and this Agreement, hereby grants to the Employee as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services, the right to purchase (hereinafter referred to as the "Option") an aggregate of [NUMBER] shares of Common Stock, subject to adjustment as provided in the Plan (such shares, as adjusted, hereinafter being referred to as the "Shares"). The Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Purchase Price. The purchase price of shares of Common Stock covered by the Option will be [$____] per share, subject to adjustment as provided in the Plan.

         3. Exercise of Option. The Option shall be exercisable on the terms and conditions hereinafter set forth:

              (a) The Option shall become exercisable cumulatively as to the following amounts of the number of Shares originally subject thereto (after giving effect to any adjustment pursuant to the Plan), on the dates indicated:

              (i)  as to [     ] Shares on or after [     ];

              (ii) as to [     ] Shares on or after [     ];

              (iii)     as to [     ] Shares on or after [     ];

              (iv) as to [     ] Shares on or after [     ]; and

              (v)  as to [     ] Shares on or after [     ].

              (b) The Option may be exercised pursuant to the provisions of this Section 3, by notice and payment (including, but not limited to, by a "cashless" exercise) to the Company as provided in Sections 9 and 14 hereof.

         4. Term of Option. The term of the Option shall be a period of [NUMBER] years from the Date of Grant, subject to earlier termination or cancellation as provided in this Agreement. This Option, to the extent unexercised, shall expire on the day immediately prior to the [___th] anniversary of the Date of Grant. The holder of the Option [shall] [shall not] have [any] rights to dividends [and] [or any] other rights of a stockholder with respect to any shares of Common Stock subject to the Option until such shares shall have been issued to him (as evidenced by the appropriate entry on the books of a duly authorized transfer agent of the Company) provided that the date of issuance shall not be earlier than the date this Option is exercised and provision of the full purchase price of the shares of Common Stock (with respect to which this Option is exercised) is made to the Company.

         5. Non-transferability of Option. The Option shall not be assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way, and shall not be subject to execution, attachment or other process, except as may be provided in the Plan. Any assignment, transfer, pledge, hypothecation or other disposition of the Option attempted contrary to the provisions of the Plan, or any levy of execution, attachment or other process attempted upon the Option, will be null and void and without effect. Any attempt to make any such assignment, transfer, pledge, hypothecation or other disposition of the Option will cause the Option to terminate immediately upon the happening of any such event; provided, however, that any such termination of the Option under the foregoing provisions of this Section 5 will not prejudice any rights or remedies which the Company or any Parent or Subsidiary may have under this Agreement or otherwise.

         6. Exercise Upon Cessation of Employment. (a) If the Employee at any time ceases to be an employee of the Company and of any Parent or Subsidiary
(i) by reason of his discharge for Good Cause or (ii) due to his voluntary termination of employment without the written consent of the Committee, the Option shall, at the time of such termination of employment, terminate and the Employee shall forfeit all rights hereunder. If, however, the Employee for any other reason (other than Disability or death) ceases to be such an Employee, the Option may, subject to the provisions of Section 5 hereof, be exercised by the Employee to the same extent the Employee would have been entitled under Section 3 hereof to exercise the Option immediately prior to such cessation of employment, at any time within [________days/months/years] after such cessation of employment, at the end of which period the Option to the extent not then exercised, shall terminate and the Employee shall forfeit all rights hereunder, even if the Employee subsequently returns to the employ of the Company or any Parent or Subsidiary. In no event, however, may the Option be exercised after the expiration of the term provided in Section 4 hereof.

              (b) The Option shall not be affected by any change of duties or position of the Employee so long as he continues to be an a full-time employee of the Company or of any Parent or Subsidiary thereof. If the Employee is granted a temporary leave of absence, such leave of absence shall be deemed a continuation of his employment by the Company or of any Parent or Subsidiary thereof for the purposes of this Agreement, but only if and so long as the employing corporation consents thereto.

         7. Exercise Upon Death or Disability. (a) If the Employee dies while he is employed by the Company or by any Parent or Subsidiary, [and on or after the first date upon which he would have been entitled to exercise the Option under the provisions of Section 3 hereof], the Option may, subject to the provisions of Section 5 hereof, be exercised [with respect to all or any part of the shares of Common Stock as to which the deceased Employee had not exercised the Option at the time of his death (regardless of whether the Option was fully exercisable at such time)] [(to the same extent the Employee would have been entitled under Section 3 hereof to exercise the Option immediately prior to his death)], by the estate of the Employee (or by the person or persons who acquire the right to exercise the Option by written designation of the Employee) at any time within [________ days/months/years] after the death of the Employee, at the end of which period the Option, to the extent not then exercised, shall terminate and the estate or other beneficiaries shall forfeit all rights hereunder. In no event, however, may the Option be exercised after the expiration of the term provided in Section 4 hereof.

              (b) In the event that the employment of the Employee by the Company and any Parent or Subsidiary is terminated by reason of the Disability of the Employee [on or after the first date upon which he would have been entitled to exercise the Option under the provisions of Section 3 hereof], the Option may, subject to the provisions of Section 5 hereof, be exercised [with respect to all or any part of the shares of Common Stock as to which he had not exercised the Option at the time of his Disability or Retirement (regardless of whether the Option was fully exercisable at such time)] [(to the same extent the Employee would have been entitled under Section 3 hereof to exercise the Option immediately prior to his employment termination due to Disability)] by the Employee within the period ending [________ days/months/years] after the date of such termination of employment, at the end of which period the Option, to the extent not then exercised, shall terminate and the Employee shall forfeit all rights hereunder even if the Employee subsequently returns to the employ of the Company or any Parent or Subsidiary. In no event, however, may the Option be exercised after the expiration of the term provided in Section 4 hereof.

         8. Registration. The shares of Common Stock subject hereto and issuable upon the exercise hereof may not be registered under the Securities Act of 1933, as amended, and, if required upon the request of counsel to the Company, the Employee will give a representation as to his investment intent with respect to such shares prior to their issuance as set forth in Section 9 hereof. The Company may register or qualify the shares covered by the Option for sale pursuant to the Securities Act of 1933, as amended, at any time prior to or after the exercise in whole or in part of the Option.

         9. Method of Exercise of Option. (a) Subject to the terms and conditions of this Agreement, the Option shall be exercisable by notice in the manner set forth in Exhibit A hereto (the "Notice") and provision for payment to the Company in accordance with the procedure prescribed herein. Each such Notice shall:

              (i) state the election to exercise the Option and the number of Shares with respect to which it is being exercised;

              (ii) contain a representation and agreement as to investment intent, if required by counsel to the Company with respect to such Shares, in a form satisfactory to counsel to the Company;

              (iii) be signed by the Employee or the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Employee, be accompanied by proof, satisfactory to counsel to the Company, of the right of such other person or persons to exercise the Option;

              (iv) include payment of the full purchase price for the shares of Common Stock to be purchased pursuant to such exercise of the Option; and

              (v) be received by the Company on or before the date of the expiration of this Option. In the event the date of expiration of this Option falls on a day which is not a regular business day at the Company's executive office in [CITY/STATE] then such written Notice must be received at such office on or before the last regular business day prior to such date of expiration.

              (b) Payment of the purchase price of any shares of Common Stock, in respect of which the Option shall be exercised, shall be made by the Employee or such person or persons at the place specified by the Company on the date the Notice is received by the Company (i) by delivering to the Company a certified or bank cashier's check payable to the order of the Company, (ii) by delivering to the Company properly endorsed certificates of shares of Common Stock having been owned for alt least six (6) months (or certificates accompanied by an appropriate stock power) with signature guaranties by a bank or trust company, or (iii) by any combination of the above.

              (c) The Option shall be deemed to have been exercised with respect to any particular shares of Common Stock if, and only if, the preceding provisions of this Section 9 and the provisions of Section 10 hereof shall have been complied with, in which event the Option shall be deemed to have been exercised on the date the Notice was received by the Company. Anything in this Agreement to the contrary notwithstanding, any Notice given pursuant to the provisions of this Section 9 shall be void and of no effect if all of the preceding provisions of this Section 9 and the provisions of Section 10 shall not have been complied with.

              (d) The certificate or certificates for shares of Common Stock as to which the Option shall be exercised will be registered in the name of the Employee (or in the name of the Employee's estate or other beneficiary if the Option is exercised after the Employee's death), or if the Option is exercised by the Employee and if the Employee so requests in the notice exercising the Option, will be registered in the name of the Employee and another person jointly, with right of survivorship and will be delivered as soon as practical after the date the Notice is received by the Company (accompanied by full payment of the exercise price), but only upon compliance with all of the provisions of this Agreement.

              (e) If the Employee fails to accept delivery of and pay for all or any part of the number of Shares specified in such Notice, his right to exercise the Option with respect to such undelivered Shares may be terminated in the sole discretion of the Board of Directors of the Company. The Option may be exercised only with respect to full Shares.

              (f) The Company shall not be required to issue or deliver any certificate or certificates for shares of its Common Stock purchased upon the exercise of any part of this Option prior to the payment to the Company, upon its demand, of any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by a delay in making such payment) incurred by reason of the exercise of this Option or the transfer of shares thereupon. Such payment shall be made by the Employee in cash or, with the consent of the Company, by tendering to the Company shares of Common Stock equal in value, but limited to the amount of the required withholding. In the alternative, the Company may, at its option, satisfy such withholding requirements by withholding from the shares of Common Stock to be delivered to the Employee pursuant to an exercise of this Option a number of shares of Common Stock equal in value, but limited to the amount of the required withholding.

              [(g)      Upon the Employee's exercise of this Option in a manner
that would satisfy the requirements set forth under the Plan for the issuance of Reload Options, the Employee shall be awarded such Reload Options providing for
(i) the number of shares of Common Stock available for purchase thereunder, (ii) the exercise price and (iii) the term of such Reload Options as set forth in the Plan. The other conditions related to the exercise of such Reload Options shall be the same as set forth hereunder with respect to this Option. Any Reload Option granted pursuant to this provision shall be considered to be a Non-Qualified Stock Option.]

         10. Approval of Counsel. The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Company's counsel of all legal matters in connection therewith, including, but not limited to, compliance with the requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, and the requirements of any stock exchange upon which the Common Stock may then be listed.

         11. Resale of Common Stock. (a) If so requested by the Company, upon any sale or transfer of the Common Stock purchased upon exercise of the Option [(subject to the provisions of Section 11(b), hereof)], the Employee shall deliver to the Company an opinion of counsel satisfactory to the Company to the effect that either (i) the Common Stock to be sold or transferred has been registered under the Securities Act of 1933, as amended, and that there is in effect a current prospectus meeting the requirements of Section 10(a) of said Act which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Common Stock to be sold or transferred, or (ii) such Common Stock may then be sold without violating Section 5 of said Act.

              [(b)      (i)  If the Employee, any other person who acquires
shares of Common Stock by way of the exercise of this Option (such shares of Common Stock, for purposes of this Section 11(b) being referred to as the "Shares"), or any other person who subsequently acquires any of such Shares desires to transfer any of such Shares, such person ("Offeror") shall first, in writing, offer to sell all of such Shares to the Company, at the lesser of (A) the "Third Party Offer Price" (as defined in Section 11(b)(iv) hereof) or (B) the "Formula Price" (as defined in Section 11(b)(v) hereof) and upon the terms and conditions hereinafter set forth, and the Company shall have a period of thirty (30) days after the receipt of such offer in which to accept or reject the same. If the Company elects to accept such offer, such acceptance must be to the full extent permitted by law, and it shall so signify its acceptance thereof within such thirty (30) day period by a duly signed notice to the Offeror. If the acceptance is for less than all of the Shares offered, such acceptance shall be contingent upon acceptance of the balance of the Shares pursuant to Section 11(b)(ii) hereof.

                   (ii) If the Company, for any reason, fails to accept in its entirety the offer made pursuant to Section 11(b)(i) above within the thirty
(30) day period therein provided, the Offeror shall, immediately upon the expiration of such thirty (30) day period, offer to sell all of such Shares (or such lesser amount where the Company cannot legally accept the offer in full), at the price and upon the terms and conditions as set forth in Section 11(b)(i) hereof, ratably to the other shareholders of the Company (the "Shareholders"), and such other Shareholders shall have a further period of thirty (30) days within which to accept such offer, which acceptance must, in the aggregate, be for all and not part of the Shares so offered. If a Shareholder elects to accept the Shares offered, he shall so signify by duly signed written notice to the Offeror. Such Shareholder may indicate in his acceptance that he will purchase any Shares not accepted by the other Shareholder(s) to whom the offer was made. Notwithstanding anything contained in Section 11(b)(i) or in this
Section 11(b)(ii), the Company and/or the offeree Shareholders may, either during the thirty (30) day period referred to in Section 11(b)(i) or the thirty
(30) day period referred to in this Section 11(b)(ii) agree to purchase Shares from the Offeror in such proportions as the Company and/or the offeree Shareholders may agree, so long as all of the Shares offered for sale are purchased by them, and so long as they shall so signify within either such thirty (30) day period by a duly signed notice to the Offeror.

                   (iii) In the event of the acceptance of any offer by written notice, transmitted by registered or certified mail, return receipt requested, the closing shall be held within thirty (30) days after the giving of such acceptance, except that should such date fall on a weekend, legal or religious holiday, then the closing shall be held on the following business day at the Company's principal place of business or such other place as may be designated by the parties. On closing, the parties shall deliver all of the instruments and documents required to be delivered by this Agreement, against the payment required hereunder.

                   (iv) In the event that there is no election to purchase all of the Shares offered pursuant to Sections 11(b)(i) and 11(b)(ii), hereof, the Offeror shall thereafter have the right to dispose of his Shares free of any restrictions imposed by the terms hereof, provided, however, that the Company and the remaining (offeree) Shareholders shall at all times have the right of first refusal to purchase the Shares so offered on the same terms and conditions as are set forth in any bona fide offer made to the Offeror by a third party purchaser which bona fide offer the Offeror is willing to accept for the sale of his Shares ("Third Party Offer" with the purchase price set forth in such Third Party Offer being referred to as the "Third Party Offer Price") at a purchase price equal to the lesser of (A) the Third Party Offer Price or (B) the Formula Price. If the Offeror receives a Third Party Offer, it shall be reduced to writing and a copy thereof shall be provided to the Company and the offeree Shareholders, together with a written notice indicating (i) the Offeror's intent to sell his Shares in accordance with the terms thereof, and (ii) the right of first refusal of the Company and the offeree Shareholders with respect thereto. The Company and/or the offeree Shareholders shall be required to signify their election to purchase the Shares offered under this Section 11(b)(iv) within ten
(10) days from the receipt of the aforesaid notice by a notice such as that required pursuant to provisions of Sections 11(b)(i) and 11(b)(ii), above. If no such notice of election is given, the Offeror shall have the right to sell his Shares pursuant to such Third Party Offer on terms no more favorable to the purchaser than contained therein, during a period of ninety (90) days following the expiration of such ten (10) day period. If such sale is not consummated within such ninety (90) day period the right of first refusal herein provided shall be reinstated.

                        (v)  [DETERMINATION OF FORMULA PRICE]

              [(c)]     The Common Stock issued upon exercise of the Option
shall bear the following (or similar) legend if required by counsel for the
Company:

         THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE FIRST BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS, IN THE OPINION OF COUNSEL FOR THE COMPANY, SUCH REGISTRATION IS NOT REQUIRED. [FURTHERMORE, THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL IN FAVOR OF THE COMPANY OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF COMPANY.]

         12. Reservation of Shares. Unless the Common Stock is readily tradable on a generally recognized securities market, the Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirements of this Agreement.

         13. Limitation of Action. The Employee and the Company each acknowledges that every right of action accruing to him or it, as the case may be, and arising out of or in connection with this Agreement against the Company or a Parent or Subsidiary, on the one hand, or against the Employee, on the other hand, shall, irrespective of the place where an action may be brought, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises.

         14. Notices. Each notice relating to this Agreement shall be in writing and delivered in person or by certified mail to the proper address. All notices to the Company or the Committee shall be addressed to them at [ADDRESS],
Attn: [OFFICER]. All notices to the Employee shall be addressed to the Employee or such other person or persons at the Employee's address above specified. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

         15. Benefits of Agreement. This Agreement shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon the Employee and all rights granted to the Company under this Agreement shall be binding upon the Employee's heirs, legal representatives and successors.

         16. Severability. In the event that any one or more provisions of this Agreement shall be deemed to be illegal or unenforceable, such illegality or unenforceability shall not affect the validity and enforceability of the remaining legal and enforceable provisions hereof, which shall be construed as if such illegal or unenforceable provision or provisions had not been inserted.

         17. Governing Law. This Agreement will be construed and governed in accordance with the laws of the State of [JURISDICTION].

         18. Employment. Nothing contained in this Agreement shall be construed as (a) a contract of employment between the Employee and the Company or any Parent or Subsidiary, (b) as a right of the Employee to be continued in the employ of the Company or of any Parent or Subsidiary, or (c) as a limitation of the right of the Company or of any Parent or Subsidiary to discharge the Employee at any time, with or without cause.

         19. Definitions. Unless otherwise defined herein, all capitalized terms shall have the same definitions as set forth under the Plan.

         20. Incorporation of Terms of Plan. This Agreement shall be interpreted under, and subject to, all of the terms and provisions of the Plan, which are incorporated herein by reference.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its name by its President or one of its Vice Presidents and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries and the Employee has hereunto set his hand all as of the date, month and year first above written.

                                  [                                  ]


                                  By:________________________________
                                     Name:
                                     Title:


                                  ___________________________________
                                  [Name of Employee]


                                  ___________________________________
                                  Social Security Number
ATTEST:

_________________________

                                                                       EXHIBIT A

                       NON-QUALIFIED STOCK OPTION EXERCISE FORM


                                  [DATE]


[Company Name]
[Address]
[City, State and Zip Code]
Attention:  [OFFICER]

Dear Sirs:

         Pursuant to the provisions of the Non-Qualified Stock Option Agreement
dated [      ], whereby you have granted to me a Non-Qualified Option to
purchase [   ] shares of the Common Stock of [    ] (the "Company"), I hereby
notify you that I elect to exercise  my option to purchase [     ] of the shares
of Common Stock covered by such Option at the price specified therein. In full payment of the price for the shares being purchased hereby, I am delivering to you herewith (i) certified or bank cashier's check payable to the order of the Company in the amount of $____________, or (ii) a certificate or certificates
for [       ] shares of Common Stock of the Company, and which have a fair market value as of the date hereof of $___________, [and a certified or bank cashier's check, payable to the order of the Company, in the amount of $________________].* Any such stock certificate or certificates are endorsed, or accompanied by an appropriate stock power, to the order of the Company, with my signature guaranteed by a bank or trust company or by a member firm of the New York Stock Exchange. [I hereby acknowledge that I am purchasing these shares for investment purposes only and not for resale.]

                                   Very truly yours,



                                   ______________________________
                                   [Address]
                                   (For notices, reports, dividend checks and
                                    other communications to stockholders.)


___________________
* $______________________ of this amount is the purchase price of the shares, and the balance represents payment of withholding taxes as follows: Federal [caad 214]$____________, State $____________ and Local
      $_____________.

** $_____________ of this amount is at least equal to the current market value of one share of Common Stock of the Company, and the balance represents payment of withholding taxes as follows: Federal
      [caad 214]$____________, State $____________ and Local  $_____________.

                                                                 [DRAFT 8/11/97]



OPTION NO. 97-NQO-[  ]




             ConnectSoft  Communications Corporation



                      1997 Stock Option Plan

                    NON-QUALIFIED STOCK OPTION

                            Granted To




                   ____________________________
                             Optionee




_________________________               _________________________
Number of Shares                        Price per Share


DATE GRANTED:____________               EXPIRATION DATE:_________